SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2005

Superior Uniform Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-5869-1	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida 33774

Registrant’s telephone number including area code: (727) 397-9611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 4, 2005, the Registrant issued a press release announcing the continuation of its share repurchase program. On May 20, 2005, as part of that share repurchase program, the Registrant entered into a trading plan with Wachovia Securities pursuant to Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934, as amended, which provides for pre-determined repurchases of the Registrant’s common stock, subject to the terms of the plan, for the period beginning May 20, 2005 through July 31, 2005, unless earlier terminated.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SUPERIOR UNIFORM GROUP, INC.

By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr.
Senior Vice President, Chief Financial Officer and Treasurer

Date: May 23, 2005